UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 21, 2013 (May 15, 2013)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Consents Under Eureka Hunter Credit Facilities

On May 15, 2013, Eureka Hunter Pipeline, LLC (“Eureka”), an indirect majority-owned subsidiary of Magnum Hunter Resources Corporation (the “Company”), entered into a Consent to First Lien Credit Agreement (the “First Lien Consent”) by and among Eureka, SunTrust Bank, as administrative agent, and the lenders party thereto.  Pursuant to the First Lien Consent, the lenders under the First Lien Credit Agreement, as amended (the “First Lien Credit Agreement”), agreed that Eureka’s failure to deliver its first quarter 2013 financial statements when due under the First Lien Credit Agreement will not constitute a default or an event of default under the First Lien Credit Agreement, so long as Eureka delivers its first quarter 2013 financial statements to such lenders on or before the earlier of (i) the date that is 30 days after the date on which Eureka delivers its audited fiscal 2012 financial statements and (ii) July 12, 2013.

As previously disclosed, pursuant to the Consent to First Lien Credit Agreement, dated March 18, 2013, the lenders under the First Lien Credit Agreement agreed to extend the deadline for Eureka’s delivery of its audited fiscal 2012 financial statements under the First Lien Credit Agreement to June 17, 2013.

On May 15, 2013, Eureka also entered into a Consent and Fourth Amendment to Second Lien Term Loan Agreement (the “Second Lien Consent and Fourth Amendment”) by and among Eureka, PennantPark Investment Corporation and the other lenders party thereto.  Pursuant to the Second Lien Consent and Fourth Amendment, the lenders under the Second Lien Term Loan Agreement, as amended (the “Second Lien Term Loan Agreement”), agreed that Eureka’s failure to deliver its first quarter 2013 financial statements when due under the Second Lien Term Loan Agreement will not constitute a default or an event of default under the Second Lien Term Loan Agreement, so long as Eureka delivers its first quarter 2013 financial statements to such lenders on or before the earlier of (i) the date that is 30 days after the date on which Eureka delivers its audited fiscal 2012 financial statements and (ii) July 12, 2013.  In addition, under the Second Lien Consent and Fourth Amendment, the lenders under the Second Lien Term Loan Agreement agreed that, in the event that the Company files its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 with the Securities and Exchange Commission (the “SEC”) no later than July 12, 2013, then such filing will be deemed timely under the Second Lien Term Loan Agreement.  The Second Lien Consent and Fourth Amendment also amends certain provisions of the Second Lien Term Loan Agreement as set forth therein.

As previously disclosed, pursuant to the Consent to Second Lien Term Loan Agreement, dated March 18, 2013, the lenders under the Second Lien Term Loan Agreement agreed (i) to extend the deadline for Eureka’s delivery of its audited fiscal 2012 financial statements under the Second Lien Term Loan Agreement to June 17, 2013, and (ii) that, in the event that the Company files its Annual Report on Form 10-K for the year ended December 31, 2012 with the SEC no later than June 17, 2013, then such filing will be deemed timely under the Second Lien Term Loan Agreement.

The foregoing descriptions of the First Lien Consent and the Second Lien Consent and Fourth Amendment do not purport to be complete and are qualified in their entirety by reference to (i) the First Lien Consent and the Second Lien Consent and Fourth Amendment, as applicable, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein, and (ii) the First Lien Credit Agreement and the Second Lien Term Loan Agreement, as applicable, copies of which were filed as Exhibits 10.1 and 10.2, respectively, to a Current Report on Form 8-K filed with the SEC on August 22, 2011.  A copy of the First Amendment to First Lien Credit Agreement was filed as Exhibit 10.5 to a Current Report on Form 8-K filed with the SEC on May 8, 2012.  A copy of the Consent to First Lien Credit Agreement, dated March 18, 2013, was filed as

Exhibit 10.2 to a Current Report on Form 8-K filed with the SEC on March 22, 2013.  Copies of the First Amendment to Second Lien Term Loan Agreement and the Second Amendment to Second Lien Term Loan Agreement were filed as Exhibits 10.6 and 10.8, respectively, to a Current Report on Form 8-K filed with the SEC on May 8, 2012.  A copy of the Third Amendment to Second Lien Term Loan Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on July 6, 2012.  A copy of the Consent to Second Lien Term Loan Agreement, dated March 18, 2013, was filed as Exhibit 10.3 to a Current Report on Form 8-K filed with the SEC on March 22, 2013.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 of this Form 8-K are incorporated by reference into this Item 2.03.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

10.1	Consent to First Lien Credit Agreement, dated May 15, 2013, by and among Eureka Hunter Pipeline, LLC, SunTrust Bank, as Administrative Agent, and the lenders party thereto

10.2	Consent and Fourth Amendment to Second Lien Term Loan Agreement, dated May 15, 2013, by and among Eureka Hunter Pipeline, LLC, PennantPark Investment Corporation and the other lenders party thereto

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: May 21, 2013	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Consent to First Lien Credit Agreement, dated May 15, 2013, by and among Eureka Hunter Pipeline, LLC, SunTrust Bank, as Administrative Agent, and the lenders party thereto

10.2	Consent and Fourth Amendment to Second Lien Term Loan Agreement, dated May 15, 2013, by and among Eureka Hunter Pipeline, LLC, PennantPark Investment Corporation and the other lenders party thereto